Filed pursuant to Rule 497(e)
File Nos. 333-221764 and 811-23312

NestYield Total Return Guard ETF (EGGS)

NestYield Dynamic Income ETF (EGGY)

listed on NYSE Arca, Inc.

NestYield Visionary ETF (EGGQ)

listed on The Nasdaq Stock Market, LLC

(the “Funds”)

February 19, 2025

Supplement to the

Prospectus dated December 22, 2024

and each Summary Prospectus

dated December 23, 2024

Effective immediately, the third paragraph of the section entitled “Equity Strategy – Nest Egg / ZEGA” in each Fund’s summary section of the Prospectus and in each Fund’s Summary Prospectus, is amended and restated in its entirety to read as follows:

Nest Egg then conducts a qualitative analysis of these 25 companies to identify, in its view, the best investment opportunities. This qualitative analysis considers various factors such as a company’s overall business model, its competitive and economic advantages versus industry peers, its industry positioning, its innovation and research and development, its brand strength and reputation, and its management team. Based on this qualitative evaluation, certain companies may be removed from consideration. As a result, Nest Egg typically selects between 10 and 25 companies for inclusion in the Fund’s Equity Strategy portfolio. Nest Egg reallocates this portfolio quarterly, with each company receiving an allocation based on its investment conviction. However, the portfolio is consistently monitored, and companies can be added, removed, or replaced at any time.

The Fund’s allocation is determined through a proprietary methodology that emphasizes earnings growth as a key factor. The portfolio management team employs a dynamic approach, incorporating various financial and market-based metrics to evaluate companies' earnings potential. While earnings growth serves as a primary input, other qualitative and quantitative factors also influence the weighting of individual holdings. To reflect the highest conviction investments, companies that demonstrate the strongest combination of earnings growth and fundamental strength may receive the largest allocations. This strategy allows the management team to adjust allocations as market conditions evolve, ensuring the Fund remains aligned with its investment objective while capitalizing on emerging opportunities.

Please retain this Supplement for future reference.